UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  October 26, 2012

General Cable Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-12983	06-1398235
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
4 Tesseneer Drive, Highland Heights, Kentucky	41076-9753
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(859) 572-8000
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On October 29, 2012, General Cable Corporation (the “Company”) issued a press release addressing, among other things, the Company’s financial results for the quarter ended September 28, 2012, a copy of which is furnished as Exhibit 99 hereto and is incorporated herein by reference.

The information being furnished pursuant to Item 2.02, including Exhibit 99, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

(a) On October 26, 2012, the Audit Committee of the Company’s Board of Directors, upon the recommendation of the Company’s executive officers, concluded that due to certain inventory related accounting errors within the Company’s Rest of World segment (“ROW”) in two countries as described below, the Company’s previously issued consolidated financial statements for fiscal years 2009 through 2011 and the related reports of its independent registered public accounting firm, the interim periods during those years, and the financial statements as of, and for the periods ended March 30, 2012 and June 29, 2012 should no longer be relied upon.

The Company has identified certain inventory related accounting errors in two facilities located in Brazil and a third facility located in South Africa within the Company’s ROW segment that were erroneously computing cost of sales over the course of several years, resulting in an understatement of cost of goods sold and an overstatement of ending inventory. All three locations were utilizing the same system and related process, which, with respect to work-in-process and finished goods, incorrectly computed cost of sales. In addition, because the erroneous process was in place at one of the Brazilian facilities prior to the Company’s acquisition of Phelps Dodge International Corporation (“PDIC”) in 2007, the Company overstated inventory in its allocation of the purchase price among assets acquired, resulting in an understatement of goodwill.

Based on preliminary information relating to these errors, the Company currently estimates that it understated cost of sales for the years ended December 31, 2011, 2010, 2009, and 2008, and for the three months ended March 30, 2012 and six months ended June 29, 2012, by $17.3 million, $5.7 million, $8.6 million, $6.2 million, $1.2 million, and $3.5 million, respectively.  The Company currently estimates that it overstated inventory balances as of December 31, 2011, 2010, 2009 and 2008, March 30, 2012 and June 29, 2012, by $39.0 million, $26.6 million, $19.5 million, $8.0 million, $41.1 million and $39.8 million, respectively. The understated goodwill and overstated inventory associated with the acquisition of PDIC in the fourth quarter of 2007 are each currently estimated at $3.4 million. The Company continues to analyze the impact of these inventory accounting related errors on its prior financial statements.  Management’s foregoing estimates are based solely on current preliminary data and are subject to change upon completion of its internal review of the Company’s prior financial statements. During the ongoing process of preparing revised financial statements, if it is determined that there are other adjustments for these periods, the Company will include such corrections in its restated financial statements.

The Company intends to correct the effect of the accounting errors described above on previously issued interim financial statements by restating the three and nine months ended September 30, 2011 that will be presented comparatively in its Quarterly Report on Form 10-Q for the period ended September 28, 2012 and amending previously filed Forms 10-Q for the periods ended June 29, 2012 and March 30, 2012. Contemporaneous with the filing of the above referenced Quarterly Reports, the Company also intends to file an Annual Report on Form 10-K/A to restate previously issued annual financial statements and related financial information contained therein  as of December 31, 2011 and 2010 and the three year period then ended.

As part of the consideration of the above described accounting errors, the Company has and will continue to assess the underlying internal control deficiency or deficiencies that allowed these errors to go undetected.  As a result of its ongoing review of its controls and procedures for inventory and cost of sales accounting, the Company has determined that the accounting errors resulted from a material weakness in its internal control over financial reporting related to those controls and procedures in its ROW segment. The Company has instituted and will continue to institute steps to remediate the material weakness and will continue to implement additional procedures for each of its segments with respect to the review of inventory and cost of sales accounting.

The Audit Committee of the Company’s Board of Directors has discussed the matters disclosed in this Item 4.02(a) filed on Form 8-K with the Company’s independent registered public accounting firm.

Item 8.01	Other Events.

On October 29, 2012, the Company announced that it has been authorized by its Board of Directors to renew its stock repurchase program in an amount up to $125 million.  The stock repurchase program effectively extends the prior stock repurchase authorization that expired on October 28, 2012 and will be effective until October 29, 2013.  Stock purchases under this program may be made through open market and privately negotiated transactions at times and in such amounts as deemed appropriate by the special committee appointed by the Board.  The timing and actual number of shares repurchased will depend on a variety of factors, including price, corporate and regulatory requirements, applicable contractual limitations, and other market conditions. The stock repurchase program may be limited or terminated at any time without prior notice. The Company will not make any repurchases under the stock repurchase program before the Company’s restated consolidated financial statements for those periods described in Item 4.02(a) of this report have been filed with the SEC.

Item 9.01	Financial Statements and Exhibits.

List below the financial statements, pro forma financial information and exhibits, if any, furnished as part of this report.

(d)   The Exhibit furnished in this report is listed in the Index to Exhibits.

Forward Looking Statements

This Current Report on Form 8-K contains forward looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, including forward looking statements regarding the Company’s continuing analysis and review of the inventory accounting errors, the restatement of its consolidated financial statements, review of its internal controls as well as its disclosure controls, and the stock repurchase program.  These statements are based on management’s current expectations and estimates.  These statements are neither promises nor guarantees and involve risks and uncertainties that could cause actual results to differ materially from those stated or implied by the forward looking statements, including, without limitation, risks relating to additional information arising from the Company’s continuing internal review of the inventory accounting related errors and its prior financial statements, as well as the review and audit by the Company’s independent auditors of the Company’s prior financial statements,  the Company’s ability to maintain an effective system of internal controls and disclosure controls; the Company’s failure to correct any issues in the design or operating effectiveness of its internal controls or disclosure controls; the Company’s ability to implement and make appropriate, timely and beneficial decisions as to when, how and if to purchase shares under the repurchase program; and other risks described in the registrant’s filings with the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL CABLE CORPORATION

October 29, 2012	/s/ Robert J. Siverd
Robert J. Siverd
Executive Vice President, General
Counsel and Secretary

INDEX TO EXHIBITS

Exhibit
Number	Description
99	General Cable Corporation Press Release dated October 29, 2012